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                                     EXHIBIT 10.1


                          [PRIME COMPANIES, INC. LETTERHEAD]



                                   August 10, 1998


Consolidated Consulting
PO Box 7436
Las Vegas NV 89125

     Re:    S-8 Issuance

Dear Sirs:

Prime Companies, Inc. acknowledges that Consolidated Consulting has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Consolidated Consulting 158,000 shares of common stock of the Company through an S-8 Registration Statement.

Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer